UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2023

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019

200 Powder Mill Road Wilmington, Delaware	19803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2023, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) eleven individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote; and (iv) the Company’s stockholders recommended by advisory vote, a one year frequency for future advisory votes on executive compensation. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2023 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The individuals elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2024, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Kathryn J. Boor	218,915,468	1,557,520	188,033	11,998,394
Barry A. Bruno	219,130,735	1,364,136	166,150	11,998,394
Frank K. Clyburn, Jr.	219,644,862	848,287	167,872	11,998,394
Mark J. Costa	219,454,028	1,039,948	167,045	11,998,394
Carol Anthony (John) Davidson	219,121,879	1,374,175	164,967	11,998,394
Roger W. Ferguson, Jr.	203,968,043	16,527,832	165,146	11,998,394
John F. Ferraro	213,466,666	7,027,311	167,044	11,998,394
Christina Gold	201,841,815	16,061,913	2,757,293	11,998,394
Gary Hu	210,656,525	9,835,188	169,308	11,998,394
Kevin O’Byrne	219,938,112	549,687	173,222	11,998,394
Dawn C. Willoughby	218,773,733	1,722,432	164,856	11,998,394

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 received the following votes:

For	Against	Abstain
220,846,300	11,678,074	135,041

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2022, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
196,559,195	23,864,597	237,229	11,998,394

The vote, on an advisory basis, on the frequency of votes on executive compensation, as disclosed in the Proxy Statement, received the following votes:

1 Year	2 Years	3 Years	Abstain
218,284,010	63,556	2,173,749	139,706

Based upon the results of the advisory proposal on the frequency of votes on executive compensation set forth above, and consistent with its recommendation, the Company’s Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 8, 2023